                                                                  Exhibit (I)(3)


                               POWER OF ATTORNEY

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

We, the undersigned, hereby severally constitute and appoint Sarah M. Patterson, Elizabeth Gioia, Samuel Ramos and John Fowler, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to the Registration Statement filed on Form N-6, with respect to VEL II Account of Commonwealth Annuity and Life Insurance Company, supporting life insurance contracts issued by Commonwealth Annuity and Life Insurance Company under file number 033-57792 (VEL II 93), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

Signature                               Title                                 Date
-------------------------------------   -----------------------------------   ---------------
/s/ Allan Levine                        Chairman of the Board                 April 20, 2016
-------------------------------------
Allan Levine


/s/ Nicholas Helmuth von Moltke         Director, President and Chief         April 20, 2016
-------------------------------------   Executive Officer
Nicholas Helmuth von Moltke


/s/ Hanben Kim Lee                      Director and Executive Vice           April 20, 2016
-------------------------------------   President
Hanben Kim Lee


/s/ Gilles M. Dellaert                  Director, Executive Vice President    April 20, 2016
-------------------------------------   and Chief Investment Officer
Gilles M. Dellaert


/s/ Michael A. Reardon                  Director and Executive Vice           April 20, 2016
-------------------------------------   President
Michael A. Reardon


/s/ Kathleen M. Redgate                 Director, Executive Vice President    April 20, 2016
-------------------------------------   and Chief Accounting Officer
Kathleen M. Redgate


/s/ Richard V. Spencer                  Director                              April 20, 2016
-------------------------------------
Richard V. Spencer

